                                                                     EXHIBIT 3.1

                                                                           Draft


                             Underwriting Agreement

                                                                Montreal, Quebec
                                                                March [18], 2004

Telesystem International Wireless Inc. (TIW)
1250 Rene-Levesque Blvd., West
38th Floor, Montreal, Quebec
H3B 4W8

Ladies and Gentlemen:

We understand that Telesystem International Wireless Inc. (the "Company"), a corporation organized under the laws of Canada, proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in
Schedule I hereto (the "Underwriters"), represented by BMO Nesbitt Burns Inc. and JP Morgan Securities Inc. (the "Representatives"), [o] common shares of the Company and, at the election of the Underwriters, up to an additional 15 percent of such number of common shares of the Company. We also understand that Telesystem Ltd., 9111-1369 Quebec Inc., U.F. Investments (Barbados) Ltd., JPMP TIW EH, LP, J.P. Morgan Partners (BHCA), L.P., AOF Investment N.V., CAIP Investment N.V., CEA Investment N.V., EEIF Melville B.V., EEIF Czech N.V., and Emerging Europe Infrastructure Fund C.V. (each a "Selling Shareholder" and together the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of [o] previously issued common shares of the Company and, at the election of the Underwriters, up to an additional 15 percent of such number of previously issued common shares of the Company sold by each Selling Shareholder. The aggregate of [o] common shares of the Company to be sold by the Company and the Selling Shareholders to the Underwriters are herein called the "Firm Shares" and the aggregate of up to [O] common shares of the Company to be sold by the Company and the Selling Shareholders to the Underwriters at the election of the Underwriters are herein called the "Optional Shares". The Firm Shares and the Optional Shares are herein collectively called the "Shares". The common shares of the Company outstanding from time to time are herein called "Common Shares".

          The Company and the Selling Shareholders understand that the Underwriters are currently soliciting offers to purchase the Common Shares and propose to make a public offering of the Shares in all of the provinces of Canada and in the United States upon the terms set forth in the Canadian Preliminary Prospectus (as defined below) and the U.S. Preliminary Prospectus (as defined below) as soon as they deem advisable after this Agreement has been executed and delivered. The Company and the Selling Shareholders also understand that the Underwriters propose to offer the Shares in private placements to institutional or other qualified investors outside Canada and the United States (in the United Kingdom, Germany and Italy). The Company has, in connection with the proposed sales, undertaken to qualify for sale in the several Canadian provinces where the Company is a reporting issuer the Shares through a prospectus in compliance with the securities laws of those several provinces of Canada and to prepare and file a registration statement in compliance with the federal securities laws of the United States.

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                                                                               2

          The Company has prepared and filed with the Quebec Autorite des marches financiers (the "Reviewing Authority") and the provincial securities regulatory authorities (the "Qualifying Authorities") in each of the other provinces of Canada (the "Qualifying Provinces"), a preliminary short-form base PREP prospectus relating to the Shares (in the English and French languages, as applicable, the "Canadian Preliminary Prospectus"). The Reviewing Authority has been designated by the Company as the jurisdiction regulating the offering of the Shares in Canada, and the Canadian Preliminary Prospectus has been filed with the Reviewing Authority and the Qualifying Authorities pursuant to National Policy 43-201 and the equivalent notice published by the Reviewing Authority. The Company has obtained an MRRS Decision Document (as defined in National Policy 43-201) dated the date of filing issued by the Reviewing Authority. The Company has also prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-113294) covering the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), including the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Prospectus").

          The Company (a) has prepared and filed (i) with the Reviewing Authority and the Qualifying Authorities, a final short-form base PREP prospectus relating to the Shares (in the English and French languages, as applicable) omitting the PREP information (as hereinafter defined) (the "Canadian Final PREP Prospectus") in accordance with the rules and procedures established pursuant to National Instrument 44-103 for the pricing of securities after the final receipt for a prospectus has been obtained (the "PREP Procedures"), and (ii) with the Commission, an amendment to such registration statement, including the Canadian Final PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Final PREP Prospectus"), and (b) will prepare and file, promptly after the execution and delivery of this Agreement, (i) with the Reviewing Authority and the Qualifying Authorities, in accordance with the PREP Procedures, a supplemented prospectus setting forth the PREP Information (in the English and French languages, as applicable) (the "Canadian Supplemental PREP Prospectus"), and (ii) with the Commission, in accordance with General Instruction II.L of Form F-10 ("General Instruction II.L"), the Canadian Supplemental PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Supplemental PREP Prospectus"). The information, including that related to the exercise of the Discount Cash Option (as defined in the Canadian Final PREP Prospectus), included in the Canadian Supplemental PREP Prospectus that is omitted from the Canadian Final PREP Prospectus for which an MRRS Decision Document has been obtained from the Reviewing Authority and the Qualifying Authorities but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Final PREP Prospectus as of the date of the Canadian Supplemental PREP Prospectus is referred to herein as the "PREP Information".

          Each prospectus relating to the Shares (a) used in Canada (i) before an MRRS Decision Document for the Canadian Final PREP Prospectus has been obtained from the Reviewing Authority and the Qualifying Authorities or (ii) after such MRRS Decision Document has been obtained and prior to the execution and delivery of this Agreement, or (b) used in the United States (i) before the time such registration statement on Form F-10 became effective or (ii) after such effectiveness and prior to the execution and delivery of this Agreement, in each

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                                                                               3

case, including the documents incorporated by reference therein, that omits the PREP Information, is herein called a "Preliminary Prospectus". Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective and including the PREP Information, is herein called the "Registration Statement". The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein, is herein called the "U.S. Prospectus", except that if a U.S. Supplemental PREP Prospectus containing the PREP Information is thereafter furnished to the Underwriters after the execution of this Agreement (whether or not such prospectus is required to be filed pursuant to the applicable rules and regulations of the Commission under the Act), the term "U.S. Prospectus" shall refer to such U.S. Supplemental PREP Prospectus, including the documents incorporated by reference therein. The Canadian Final PREP Prospectus for which an MRRS Decision Document has been obtained from the Reviewing Authority and the Qualifying Authorities, including the documents incorporated by reference therein, is herein referred to as the "Canadian Prospectus", and after the execution of this Agreement, when a Canadian Supplemental PREP Prospectus containing the PREP Information is filed with the Reviewing Authority and the Qualifying Authorities, the term "Canadian Prospectus" shall refer to such Canadian Supplemental PREP Prospectus, including the documents incorporated by reference therein. Any amendment to the Canadian Prospectus or the U.S. Prospectus, any amended or supplemental prospectus or any document that is deemed to be incorporated by reference into the Canadian Prospectus and the U.S. Prospectus that may be filed by or on behalf of the Company under the securities laws of the Province of Quebec or the Qualifying Provinces or with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the expiry of the period of distribution of the Shares, is referred to herein collectively as the "Supplementary Material".

          The Company has prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X").

          All applicable securities laws in the Province of Quebec and each of the Qualifying Provinces and the respective rules and regulations made thereunder together with all applicable policy statements, blanket orders or rulings, notices and instruments (including, without limitation, the PREP Procedures) are hereinafter called the "Canadian Securities Laws".

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

          (a) The Company meets the general eligibility requirements for use of a short-form prospectus under National Instrument 44-101, for use of a shelf prospectus under National Instrument 44-102 and for use of Form F-10 under the Securities Act.

          (b) An MRRS Decision Document has been obtained from the Reviewing Authority and the Qualifying Authorities in respect of the Final PREP Prospectus and no order suspending the distribution of the Shares has been issued by the Reviewing Authority, any of the Qualifying Authorities, any stock exchange in Canada or the United States or, to the knowledge of the Company, any court and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated, and any request on the part of the Reviewing Authority or any Qualifying Authority for additional information from the Company in connection with the offering contemplated herein has been complied with. The

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                                                                               4


Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information from the Company in connection with the offering contemplated herein has been complied with.

          (c) As of each Time of Delivery, no order suspending the distribution of the Shares will have been issued by the Reviewing Authority, any of the Qualifying Authorities, any stock exchange in Canada or the United States or, to the knowledge of the Company, any court and no proceedings for that purpose will have been instituted or will be pending or, to the knowledge of the Company, will be contemplated, no stop order suspending the effectiveness of the Registration Statement will have been issued under the Securities Act and no proceedings for that purpose, to the knowledge of the Company, will have been instituted, be pending or will be contemplated by the Commission, and any request on the part of the Reviewing Authority, any Qualifying Authority or the Commission for additional information from the Company in connection with the offering contemplated herein, if any, will have been complied with.

          (d) At the time the Registration Statement became effective under the Securities Act and at all times subsequent thereto up to and including each Time of Delivery:

          (i) the Canadian Prospectus complied and will comply as to form in all material respects with Canadian Securities Laws;

          (ii) the U.S. Prospectus conformed and will conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission;

          (iii) the Registration Statement and any amendments thereof or supplements thereto complied and will comply as to form in all material respects with the applicable requirements of the Securities Act and the respective rules and regulations of the Commission thereunder, and the Form F-X and any amendments thereof or supplements thereto complied and will comply as to form in all material respects with the requirements of the Securities Act and the respective rules and regulations of the Commission thereunder;

          (iv) subject to paragraph (e) below, none of the Canadian Prospectus, the U.S. Prospectus, the Registration Statement, or any amendments or supplements to the Canadian Prospectus, the U.S. Prospectus or the Registration Statement contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

          (v) subject to paragraph (e) below, each of the Canadian Prospectus, the U.S. Prospectus, any Supplementary Material or any supplement or amendment thereto constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries (the term "subsidiary" as used here and hereinafter, includes MobiFon, S.A. ("MobiFon"), Cesky Mobil a.s. ("Cesky Mobil") and entities in which the Company has, directly or indirectly, a greater than 50% equity interest and

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                                                                               5


     entities in which the Company has, directly or indirectly, control through voting interests or otherwise, with the exception of Dolphin Telecom plc and its subsidiaries), taken as a whole, and the Shares, and did not and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) provided, however, that with respect to clauses (iv) and (v) above, the Company makes no representations or warranties as to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representatives expressly for use therein, or with information furnished in writing to the Company by any Selling Shareholder expressly for use therein.

          (f) Each document filed or to be filed with the Reviewing Authority and the Qualifying Authorities and incorporated by reference in the Canadian Prospectus complied or will comply when so filed in all material respects with applicable Canadian Securities Laws; and none of such documents contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act.

          (g) There are no reports or other information that, in accordance with the requirements of the Canadian Securities Laws, the Securities Act or the Exchange Act, must be made publicly available by the Company in connection with the offering of the Shares that have not been made publicly available as and when required; there are no documents required to be filed with the Reviewing Authority, the Qualifying Authorities or the Commission in connection with a Preliminary Prospectus that have not been filed as and when required pursuant to the Canadian Securities Laws, the Securities Act or the Exchange Act and delivered to the Underwriters (except for the PREP Information prior to the filing of the Supplemental PREP Prospectus).

          (h) There are no contracts, documents or other materials required to be described or referred to in the Canadian Prospectus or to be filed as exhibits to the Registration Statement that have not or will not be described, referred to or filed as and when required.

          (i) The Company has entered into legally binding agreements with Highfields Capital I LP, Highfields Capital II LP, Highfields Capital Ltd., Perry Partners, L.P. and Perry Partners International Inc. relating to the purchase by the Company, promptly after the delivery of and payment for the Shares in accordance with the terms of this Agreement, of an aggregate of 10,942,625 Class A subordinate voting shares of ClearWave N.V.

          (j) The audited consolidated financial statements, including any U.S. GAAP (as defined below) reconciliation, together with the related schedules and notes included in the Canadian Prospectus, the Registration Statement and the U.S. Prospectus, present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its subsidiaries on a consolidated basis as of the dates and for the periods indicated, have been prepared in conformity with Canadian generally accepted accounting principles ("Canadian GAAP") applied on a consistent basis throughout the periods involved (except as otherwise noted therein) and comply with the applicable accounting requirements of Canadian Securities Laws and the Securities Act. The audited consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 and at December 31, 2003 and 2002 have been reconciled to U.S. generally accepted accounting principles ("U.S. GAAP"), applied on a consistent basis throughout the periods involved (except as otherwise noted therein), in accordance with Item 18 of Form 20-F under the Exchange Act. The selected financial data included in the Canadian Prospectus, the Registration Statement and the U.S. Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial information included in the Canadian Prospectus, the Registration Statement and the U.S. Prospectus.

          (k) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Canadian Prospectus and the U.S. Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Canadian Prospectus and the U.S. Prospectus; and, since the respective dates as of which information is given in the Canadian Prospectus and the U.S. Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholder's equity or results of operations of the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Canadian Prospectus and the U.S. Prospectus.

          (l) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Canadian Prospectus and the U.S. Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Company and its subsidiaries own or lease all such properties as are necessary to the conduct of the operations of the Company and its subsidiaries taken as a whole as presently conducted and as described in the Canadian Prospectus and the U.S. Prospectus.

          (m) The Company (i) has been duly incorporated and is validly existing under the Canada Business Corporations Act, with legal capacity to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and
(ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole,

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                                                                               7


whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

          (n) MobiFon (i) has been duly organized and is validly existing as a joint stock company in good standing under the laws of Romania, with legal capacity to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

          (o) Cesky Mobil (i) has been duly organized and is validly existing as a joint stock company in good standing under the laws of the Czech Republic, with legal capacity to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

          (p) Each of the Company's other subsidiaries, (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with legal capacity to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus and (ii) is duly qualified to do business as an extra-provincial corporation or a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, other than, with respect to clause (ii), where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

          (q) The Company has an authorized capitalization as set forth in the Canadian Prospectus and the U.S. Prospectus, and all of the Company's issued shares have been duly and validly authorized and issued and are fully paid and non-assessable; except as set forth in the Canadian Prospectus and the U.S. Prospectus and except as provided in the share exchange agreement made as of October 20, 2003 between the Company and Amaranth LLC, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and the authorized capital of the Company and the Shares conform in all material respects to the description thereof contained in the Canadian Prospectus and the U.S. Prospectus.

          (r) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Canadian Prospectus and the U.S. Prospectus, all outstanding shares of capital stock of the subsidiaries owned by the Company are owned by the Company either directly or through subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, other than where such security interests, claims, liens or encumbrances would not have a Material Adverse Effect and other than any security interest without dispossession over the shares of capital stock of any subsidiary given by the Company for which releases have not been obtained from the beneficiaries following the performance by


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                                                                               8


the Company of the obligations secured by such security interests (the Company represents and warrants that any and all such obligations have been performed in their entirety);

          (s) Except as set forth in the Canadian Prospectus and the U.S. Prospectus, the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for shares of capital stock of the Company; the issuance and sale of the Shares in accordance with this Agreement will not be subject to any preemptive or other rights to subscribe for any securities of the Company (including pursuant to the registration rights agreement dated December 14, 2001 among the Company and certain shareholders of the Company, as amended or revised on March 17, 2004) and, except for the Selling Shareholders in respect of the Common Shares sold hereunder, no holders of common shares of the Company have rights to require the Company to file a registration statement under the Securities Act or a prospectus under Canadian Securities Laws with respect to any such securities or any Common Shares of the Company or to require the Company to include such securities or Common Shares with the Shares registered pursuant to the Registration Statement or qualified under the Canadian Prospectus (including pursuant such registration rights agreement).

          (t) All of the Common Shares, other than (i) the Shares to be issued and sold by the Company to the Underwriters hereunder and (ii) the Shares issued or to be issued in connection with the EEIF Transaction and the ClearWave Transaction (as such terms are defined in the Canadian Final PREP Prospectus), are duly listed, and admitted and authorized for trading, on the Toronto Stock Exchange (the "TSX") and the Nasdaq SmallCap Market (the "Nasdaq"). The Shares to be issued and sold by the Company to the Underwriters hereunder and the Shares issued or to be issued in connection with the EEIF Transaction and the ClearWave Transaction have been conditionally approved for listing and for trading on the TSX and the Nasdaq.

          (u) Except as set forth in the Canadian Prospectus and the U.S. Prospectus, and other than by reason of laws of general application, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

          (v) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

          (w) This Agreement has been duly authorized, executed and delivered by the Company.

          (x) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered in accordance with the terms of this Agreement, will be validly allotted and issued as fully paid and non-assessable Common Shares and the issuance of such Shares will not be subject to any preemptive or similar rights, except as described in the Canadian Prospectus and the U.S. Prospectus.


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                                                                               9


          (y) Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or similar organizational documents or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or (iii) in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), have a Material Adverse Effect.

          (z) The execution and delivery by the Company of this Agreement, the compliance by the Company with its obligations hereunder and the issuance and sale of the Shares by the Company to the Underwriters hereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter, bylaws or similar organizational documents of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been or will be obtained or made no later than the First Time of Delivery under Canadian Securities Laws and the Securities Act and such as may be required under the blue sky laws of the various states of the United States in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus.

          (aa) Except as described in the Canadian Prospectus and the U.S. Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Company or any of its subsidiaries, its property or property of its subsidiaries is pending or, to the knowledge of the Company, threatened that could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, or could reasonably be expected to have a Material Adverse Effect.

          (bb) The Company is not and, after giving effect to this offering and sale of the Shares and the application of the proceeds thereof as described in the Canadian Prospectus and the U.S. Prospectus will not be, required to register as an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended.

          (cc) The Company and its subsidiaries own, possess, are validly licensed under, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and except as set forth in the Canadian Prospectus and the

U.S. Prospectus and for those infringements or conflicts that would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any material Intellectual Property or of any facts or circumstances which would render any material Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein.

          (dd) Except in each case as set forth in the Canadian Prospectus and the U.S. Prospectus, the Company and its subsidiaries possess such permits, licenses, approvals, consents, exemptions, franchises, and other authorizations (collectively, "Governmental Licenses") issued by the appropriate national, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing entities having jurisdiction with respect thereto; all of the Governmental Licenses are valid and in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of, or is aware of, any proceedings relating to the revocation or modification of any such Governmental Licenses.

          (ee) The statistical and market-related data included in the Canadian Prospectus and the U.S. Prospectus are based on or derived from sources which the Company believes are reliable and accurate.

          (ff) The Company and its subsidiaries have filed all foreign, federal, state, provincial and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable (except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect), except in each case as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

          (gg) Except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, no labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor dispute by the employees of any of its subsidiaries.

          (hh) No proceedings have been commenced for purposes of, and no judgment has been rendered for, the liquidation, bankruptcy or winding-up of the Company or any of its subsidiaries.

          (ii) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

          (jj) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Canadian federal, provincial and local, and U.S. federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and as described in the Canadian Prospectus and the U.S. Prospectus, and (iii) except as set forth in or contemplated in the Canadian Prospectus or the U.S. Prospectus, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

          (kk) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

          (ll) Neither the Company nor any of its subsidiaries nor any director, officer, employee or, to its knowledge, other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) caused the Company or any of its subsidiaries to be in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 when such regulation became applicable to the Company or any of its subsidiaries, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (mm) The Company has irrevocably designated, appointed and empowered, CT Corporation as its agent for service of process in any suit or proceeding based on or arising under the transactions contemplated herein in any U.S. federal or state court in the Borough of Manhattan in The City of New York.

          (nn) There are no transfer taxes or other similar fees or charges under the federal laws of Canada or the United States or the laws of any province or state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement.

          (oo) Ernst & Young LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, are, and during the periods covered by its reports were, independent auditors with respect to the Company within the meaning of the Canada Business Corporations Act, objective auditors with respect to the Company within the meaning of the Code of Ethics of the Ordre des comptables agrees du Quebec and independent accountants with respect to the Company within the meaning of the Securities Act and the rules and regulations promulgated by the Commission thereunder.

          (pp) The Company is a reporting issuer not in default of any of its continuous disclosure obligations under Canadian Securities Laws or under the Exchange Act.

          (qq) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the federal laws of Canada or the laws of the Province of Quebec.

          (rr) Computershare Trust Company of Canada at its principal offices in the cities of Montreal and Toronto has been duly appointed as the registrar and transfer agent in respect of the common shares of the Company.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, jointly (conjointement) and not solidarily, represents and warrants to, and agrees with, the Company and each Underwriter in respect of the Shares to be sold by it to the Underwriters as set forth below in this
Section 2.

          (a) The Selling Shareholder has been duly constituted and is validly existing as a legal person or entity, in good standing under the laws governing its constitution, with the requisite power and authority to own the Shares being sold by it hereunder.

          (b) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

          (c) The execution and delivery by the Selling Shareholder of this Agreement, the compliance by the Selling Shareholder with its obligations hereunder and the sale by the Selling Shareholder of the Shares to the Underwriters hereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the material property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter, bylaws or similar organizational documents of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, except such as have been or will be obtained or made no later than the First Time of Delivery under Canadian Securities Laws and the Securities Act, pursuant to filings with the National Association of Securities Dealers, Inc. and such as may be required under the blue sky laws of the various states of the United States in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus.

          (d) Except with respect to the rights set forth in the registration rights agreement and the investor rights agreement described under "Arrangements with Major Shareholders" in the Canadian Prospectus and the U.S. Prospectus (which the Selling Shareholder acknowledges and agrees are not applicable to the transactions contemplated hereunder or for which appropriate consents or waivers have been given and obtained), the Selling Shareholder is the sole record owner of the Shares to be sold by it hereunder and has the exclusive right to dispose of the Shares as provided in this Agreement. The Shares to be acquired from the Selling Shareholder hereunder will be acquired with good and marketable title, free and clear of any and all hypothecs, mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever.

          (e) No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, requisition or transfer from the Selling Shareholder of any of the Shares to be sold by him hereunder, or any interest therein or right thereto, except with respect to the rights set forth in the investor rights agreement described under "Arrangements with Major Shareholders" in the Canadian Prospectus and the U.S. Prospectus (for which appropriate consents or waivers have been given and obtained), except pursuant to this Agreement, and, in the case of Telesystem Ltd., except for the rights of Caisse de depot et placement du Quebec under a debenture convertible into 15,850,000 Shares.

          (f) Except with respect to the rights set forth in the investor rights agreement described under "Arrangements with Major Shareholders" in the Canadian Prospectus and the U.S. Prospectus, the Selling Shareholder has not previously granted or agreed to grant any ongoing proxy in respect of the Shares to be sold by him hereunder or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to such Shares.

          (g) At the time the Registration Statement became effective under the Securities Act and at all times subsequent thereto up to and including each Time of Delivery, to the extent that any statements or omissions made in the Canadian Prospectus or U.S. Prospectus are made in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholder (the "Selling Shareholder Information") expressly for use therein, the Selling Shareholder Information in the Canadian Prospectus and the U.S. Prospectus did, and the Selling Shareholder Information in the Canadian Prospectus or U.S. Prospectus will, conform in all material respects to the requirements of the Canadian Securities Laws, the Securities Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (h) The Selling Shareholder is not aware of any material information concerning the Company which has not been publicly disclosed, the dissemination of which may reasonably be expected to have a material impact on the market price or value of the Common Shares. The

Selling Shareholder has not taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          3. Purchase and Sale.
             ------------------
          (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each Underwriter agrees, jointly (conjointement) and not solidarily, to purchase from the Company, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of $o per Share (the "Purchase Price") to the Company in the manner payable described in Section 4.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Shareholder, jointly (conjointement) and not solidarily, agrees to sell to each of the Underwriters, and each Underwriter agrees, jointly (conjointement) and not solidarily, to purchase from each Selling Shareholder, the number of Firm Shares set forth opposite such Underwriter's name in Schedule II hereto, at the Purchase Price per Share to the relevant Selling Shareholder in the manner payable described in Section 4.

          (c) In the event and to the extent the Underwriters exercise their option to purchase Optional Shares, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each of the Underwriters to whom Optional Shares are allocated, and each Underwriter to whom Optional Shares are allocated agrees, jointly (conjointement) and not solidarily, to purchase from the Company that proportion of the maximum number of Optional Shares set forth in Schedule I hereto as to which such election shall have been exercised and each Selling Shareholder, jointly (conjointement) and not solidarily, agrees to sell to each of the Underwriters to whom Optional Shares are allocated, and each Underwriter to whom Optional Shares are allocated agrees, jointly (conjointement) and not solidarily, to purchase from each Selling Shareholder that proportion of the maximum number of Optional Shares set forth under each Selling Shareholder's name in Schedule II hereto as to which such election shall have been exercised, in each case at the Purchase Price per Share to the Company or the relevant Selling Shareholder in the manner payable described in Section 4. If the Underwriters exercise their option to purchase Optional Shares in part, such exercise shall be pro rata to the Company and each Selling Shareholder in accordance with the maximum number of Optional Shares each has agreed to sell as set out in Schedules I and II hereto (to be adjusted by the Representatives so as to eliminate fractional shares). To the extent the Underwriters wish to exercise their option to purchase Optional Shares, the Representatives shall provide notice to the Company of such exercise within 30 days of the First Time of Delivery specifying the Second Time of Delivery (as defined below, which Time of Delivery shall not be earlier than 3 Business Days following the date of the notice of exercise) and the allocation of the Optional Shares so purchased as between the Underwriters.

          (d) It is understood that, notwithstanding any indication to the contrary in this Agreement, none of the Shares to be sold by JPMP TIW EH, LP, J.P. Morgan Partners (BHCA), L.P., AOF Investment N.V., CAIP Investment N.V. or CEA Investment N.V. pursuant to this Agreement will be sold to J.P. Morgan Securities Inc. To the extent necessary to give effect to the prior sentence, the Underwriters hereby agree that any allocation of Shares sold by the Selling Shareholders to the account of J.P. Morgan Securities Inc. pursuant to this Agreement shall consist entirely of Shares owned by Selling Shareholders other than JPMP TIW EH, LP, J.P. Morgan Partners (BHCA), L.P., AOF Investment N.V., CAIP Investment N.V. or CEA Investment N.V.

          (e) In consideration for the Underwriters' agreement to purchase the Shares, and in consideration for their services hereunder, the Company and the Selling Shareholders, jointly (conjointement) and not solidarily, shall pay to the Representatives, for the account of the Underwriters, a fee of $o per Share for each Share purchased from each of them by the Underwriters (the "Underwriting Fee").

          4. Delivery and Payment.
             ---------------------

          (a) Delivery of and payment for the Shares hereof shall be, with respect to the Firm Shares, made at 8:00 a.m. (Montreal Time), on March [25], 2004, or at such time on such later date not more than five Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 12 hereof (such date and time of delivery and payment for the Firm Shares being herein called the "First Time of Delivery", and, with respect to the Optional Shares, made at 8:00 a.m. (Montreal Time) on the Business Day specified by the Representatives, on behalf of the Underwriters, in their notice of election to purchase Optional Shares (such date and time of delivery and payment for the Optional Shares being herein called the "Second Time of Delivery", and the First Time of Delivery and the Second Time of Delivery being herein called a "Time of Delivery").

          (b) Delivery of the Shares shall be made to BMO Nesbitt Burns Inc. (for the respective accounts of the Underwriters) against payment through BMO Nesbitt Burns Inc. (for the respective accounts Underwriters) of the Purchase Price for the Shares, net of the Underwriting Fee, to the Company and each Selling Shareholder, as the case may be. Payment to the Company shall be made upon the order of the Company by bank draft or by wire transfer payable in same-day funds to the account specified by the Company in writing not less than 24 hours prior to the relevant Time of Delivery. Payments to the Selling Shareholders shall be made upon the respective orders of the Selling Shareholders either (i) by wire transfer to Computershare Trust Company of Canada as custodian for such Selling Shareholder (if Shares are delivered by such Selling Shareholder through such custodian), payable in same-day funds to Computershare Trust Company of Canada to an account designated by such Custodian in writing not less than 24 hours prior to the relevant Time of Delivery or (ii) through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd. (if Shares are delivered through such facilities by such Selling Shareholder) payable in same-day funds to an account designated by a Selling Shareholder in writing not less than 24 hours prior to the relevant Time of Delivery. Each Underwriter hereby authorizes BMO Nesbitt Burns Inc., for its account, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Shares which it has agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the Purchase Price for the Shares to be purchased by any Underwriter whose funds have not been received by any Time of Delivery, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (c) At each Time of Delivery, the Company shall duly and validly deliver to the Underwriters one or more definitive share certificate(s) representing the Shares to be sold by it hereunder, endorsed in such name or names as the Representatives will advise the Company in writing not less than 24 hours prior to such Time of Delivery. The Company shall, prior to such Time of Delivery, make all necessary arrangements for the exchange of such definitive certificate(s) at the principal offices of Computershare Trust Company of Canada in the city of Montreal for one or more global share certificates representing such number of Shares to be sold by the Company hereunder registered in the name of The Canadian Depository for Securities Ltd. or The Depository Trust Company or such other names as shall be designated by the Representatives not less than 24 hours prior to such Time of Delivery. The Company shall pay all fees and expenses payable to Computershare Trust Company of Canada in connection with the preparation, delivery, certification and exchange of the definitive share certificates contemplated by this paragraph and the fees and expenses payable to or incurred by Computershare Trust Company of Canada in connection with the initial or additional transfers as may be required in the course of the distribution of the Shares.

          (d) At each Time of Delivery, each Selling Shareholder, directly or through its custodian Computershare Trust Company of Canada, shall duly and validly deliver to the Underwriters one or more definitive share certificate(s) representing the Shares to be sold by it hereunder, endorsed in such name or names as the Representatives will advise the Company in writing not less than 24 hours prior to such Time of Delivery. Delivery of the Shares by a Selling Shareholder may also be made through the facilities of The Depository Trust Company and/or The Canadian Depository for Securities Ltd., to an account designated by the Representatives to the Company in writing not less than 24 hours prior to such Time of Delivery. The Company and the Selling Shareholders shall, prior to such Time of Delivery, make all necessary arrangements for the exchange of such definitive certificate(s), at the principal offices of Computershare Trust Company of Canada in the city of Montreal for one or more global share certificates representing such number of Shares to be sold by the Selling Shareholders hereunder registered in the name of The Canadian Depository for Securities Ltd. or The Depository Trust Company or such other names as shall be designated by the Representatives not less than 24 hours prior to such Time of Delivery. The Company shall pay all fees and expenses payable to Computershare Trust Company of Canada in connection with the preparation, delivery, certification and exchange of the definitive share certificates contemplated by this paragraph and the fees and expenses payable to or incurred by Computershare Trust Company of Canada in connection with the initial or additional transfers as may be required in the course of the distribution of the Shares.

          5. Offering by Underwriters. It is understood that the Underwriters propose to offer the Shares for sale to the public as set forth in the Canadian Prospectus and U.S. Prospectus and privately to institutional or other qualified investors in the United Kingdom, Germany, France Italy and Switzerland, in compliance with the applicable laws of such jurisdictions. Each of the Underwriters represents and agrees that (i) it has not offered or sold, and will not offer or sell, any Shares to any persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied with, and will comply with, all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") of Great Britain with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom, and (iii) it will only issue or pass on in the United Kingdom any document received by it in connection with the sale of the Shares (which has not been approved for the purposes of section 21 of the FSMA)to investment professionals falling within
Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 or to a person to whom the document may otherwise be lawfully issued or passed on to and will ensure that such document is not relied upon by any other person).

          6. Agreements of the Company.
             --------------------------

          The Company hereby covenants with the Underwriters and the Selling Shareholders, and acknowledges that the Underwriters and the Selling Shareholders are relying on such covenants in entering into this Agreement, that:

          (a) Prior to the filing of the Canadian Preliminary Prospectus, any Canadian Prospectus, the Registration Statement, the U.S. Preliminary Prospectus and any U.S. Prospectus, the Company shall have permitted and shall permit the Underwriters to participate fully in the preparation of such prospectuses and shall have allowed and shall allow the Underwriters to conduct all due diligence investigation which they reasonably require.

          (b) Contemporaneously with, or immediately prior to, the filing of the Canadian Prospectus that does not include the PREP Information, the Company shall have delivered to the Underwriters without charge, in Montreal: (i) a copy of the Canadian Preliminary Prospectus and the Canadian Prospectus, including all documents incorporated by reference, in each of the English and French language signed and certified as required by the Canadian Securities Laws in the Qualifying Provinces; (ii) opinions of Fasken Martineau DuMoulin, Quebec counsel to the Company, dated as of the date of the Canadian Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Company, its U.S. counsel, the Underwriters and their counsel, to the effect that the French language version of the Canadian Preliminary Prospectus and the Canadian Prospectus, as the case may be, including all documents incorporated by reference, except for the audited financial statements of the Company, the schedules and notes thereto and the related auditors' report on such statements as well as the other financial information forming part of the operating and financial review and prospects discussion included in the documents included or incorporated by reference (collectively, "Financial Information") as to which no opinion need be expressed by such counsel, is in all material respects a complete and accurate translation of the English language version thereof; (iii) opinions of Ernst & Young LLP dated as of the date of the Canadian Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Company, its counsel, the Underwriters and their counsel, to the effect that the French language version of the Financial Information contained in the Canadian Preliminary Prospectus and the Canadian Prospectus, as the case may be is, in all material respects, a complete and proper translation of the English language version thereof; and (iv) a "long-form" comfort letter of Ernst & Young LLP, dated as of the date of the Canadian Prospectus (with the requisite procedures to be completed by such auditors no later than two Business Days prior to the date of the Canadian Prospectus), addressed to the Underwriters and the directors of the Company, in form and substance satisfactory to the Underwriters, with respect to certain financial and accounting information relating to the Company in the Canadian Prospectus and the U.S. Prospectus, including all documents incorporated therein by reference, and (v) the auditors' comfort letters addressed to the Qualifying Authorities in the Qualifying Provinces. The deliveries set forth in (i) shall also constitute the Company's consent to the

Underwriters' use of the Canadian Prospectus for the distribution of the Shares in the Qualifying Provinces in compliance with the provisions of this Agreement and the Canadian Securities Laws.

          (c) The Company will notify the Underwriters promptly, and confirm the notice in writing, (i) when any amendment to the Registration Statement shall have been filed with the Commission or shall have become effective, and when any Canadian Supplemental PREP Prospectus or U.S. Supplemental PREP Prospectus containing the PREP Information, amended Canadian Prospectus, U.S. Prospectus, or any Supplementary Material shall have been filed, in which case the Company shall deliver to the Underwriters all signed and certified copies of such prospectus in the English and French languages along with all documents similar to those referred to in Section 6(b)(i), (ii), (iii) and (iv); (ii) of the receipt of any comments from any Qualifying Authority or the Commission; (iii) of any request by any Qualifying Authority to amend or supplement the Canadian Prospectus or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information; (iv) of any order from any Qualifying Authority preventing or suspending the use of the Canadian Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement; or of the prevention or suspension of the qualification of the Shares for offer or sale in any jurisdiction, or of the institution or threatening of any proceeding for that purpose; and (v) of the issuance by the Reviewing Authority, any Qualifying Authority, any stock exchange, Nasdaq or any court of any order having the effect of ceasing or suspending the distribution of the Shares or the trading in the common shares of the Company, or of the institution or threatening of any proceeding for any such purpose. The Company will use its commercial best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Shares or the trading in the Common Shares and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

          (d) The Company will give the Underwriters notice of its intention to file or prepare any amendment or supplement to the Canadian Prospectus, any amendment to the Registration Statement or any amendment, supplement or revision to any of the prospectuses included in the Registration Statement and any Supplementary Material, or any documents incorporated therein, whether pursuant to Canadian Securities Laws, the Securities Act, the Exchange Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object, acting reasonably.

          (e) As soon as reasonably practicable, the Company will make generally available to its security holders and to the Underwriters an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (f) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including any exhibits thereto) and so long as delivery of a prospectus by an Underwriter or dealer may be required by the Canadian Securities Laws or the Securities Act, as many commercial copies of each of the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian

Prospectus and the U.S. Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request, including any amendment pursuant to
Section 6(l).

          (g) The Company will arrange, if necessary, for the qualification of the Shares for sale in private placements to institutional investors under the laws of the United Kingdom, Germany, France, Italy and Switzerland if the Underwriters so request and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated (i) to take any action to qualify a distribution to the public in any such jurisdiction, (ii) to qualify to do business in any jurisdiction where it is not now so qualified or (iii) to take any action that would subject it to service of process in suits, other than, in the case of clause (iii), those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject.

          (h) The Company will not, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly (including (i) filing (or participation in the filing) of (A) any preliminary prospectus or prospectus under Canadian Securities Laws, (B) any registration statement with the Commission, and (C) any offering memorandum or other offering document, (ii) establishment or increase of a put equivalent position or the liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and (iii) entering into a swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership, whether, in the case of clauses (ii) or (iii) above, settled by delivery of Common Shares or other securities, in cash or otherwise) in respect of any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction, for a period from the date of this Agreement until 90 days after the First Time of Delivery (the "Lock-Up Period"), provided, however, that the Company may issue and sell common shares (i) pursuant to any stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the time this Agreement is executed (as amended from time to time) or restricted share unit plan intended to be implemented shortly by the Company, (ii) to Amaranth L.L.C. pursuant to a share exchange agreement made as of October 20, 2003 and (iii) to minority shareholders of ClearWave N.V., MobiFon S.A. or TIW Czech N.V., provided such issuances or sales are completed on a private placement basis and if such minority shareholders agree in writing to be bound by the terms of these restrictions for the remaining term of the Lock-Up Period.

          (i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Qualifying Authorities and the Commission, as the case may be, of the Registration Statement (including financial statements and exhibits thereto), the Form F-X, the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus, the U.S. Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of such documents, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the various states of the United States (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vi) any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (vii) the fees and expenses of the Company's accountants, the fees and expenses of the Company's financial advisors (other than the Underwriter Fee payable by each Selling Shareholder), and the fees and expenses of counsel (including local and special counsel) for the Company; (viii) listing application and listing fees; (ix) all road-show expenses; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

          (k) For a period of three years after the First Time of Delivery, the Company shall furnish to the Representatives and, upon request, to each Underwriter, copies of all reports filed with the Commission on Forms 40-F, 20-F and 6-K, as applicable, or such similar forms as may be designated by the Commission, annual information forms, management proxy circulars and such other documents as shall be furnished by the Company to its shareholders generally (collectively, the "Filings"), except for all such Filings filed by the Company with the Commission in electronic format on the Electronic Data Gathering, Analysis and Retrieval system or with the Reviewing Authority or the Qualifying Authorities in electronic format on the System for Electronic Document Analysis and Retrieval.

          (l) During the period from the date of this Agreement to the completion of the distribution of the Shares, the Company shall: (i) promptly notify the Underwriters in writing of (A) any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and its subsidiaries taken as a whole; (B) any material fact that has arisen or been discovered and would have been required to have been stated in the Canadian Prospectus and U.S. Prospectus had the fact arisen or been discovered on, or prior to, the date of such Canadian Prospectus and U.S. Prospectus; (C) any event that occurs as a result of which the Canadian Prospectus or the U.S. Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement the Canadian Prospectus or the U.S. Prospectus or amend the Registration Statement to comply with Canadian Securities Laws or the Securities Act, the Exchange Act, or the respective rules thereunder; and (D) any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) contained in the Canadian Prospectus and the U.S. Prospectus, including all documents incorporated by reference, which fact or change is, or may be, of such a nature as to render any statement in the Canadian Prospectus or the U.S. Prospectus misleading or untrue or which would result in any of such document not complying (to the extent that such compliance is required) with the Canadian Securities Laws, the Securities Act or the Exchange Act, (ii) promptly, and in any event within any applicable time limitation, comply, to the satisfaction of the Underwriters, with all applicable filings and other requirements under the Canadian Securities Laws, the Securities Act and the Exchange Act and as a result of such fact or change (or any fact or change notified by any Selling Shareholder pursuant to Section 8(d) below) and (iii) supply any amended Canadian Prospectus or U.S. Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request. The Company shall in good faith discuss with the Underwriters any fact or change in circumstances (actual, anticipated, contemplated or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this paragraph or Section 8(d) below.

          (m) The Company shall apply the net proceeds of the offering and sale of the Shares in a manner consistent with the description contained in the Canadian Prospectus and the U.S. Prospectus under the caption "Use of Proceeds".

          (n) The Company, during the period when the U.S. Prospectus is required to be delivered under the Securities Act or the Exchange Act in respect of the offer and sale of the Shares, will file all documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

          (o) The Company shall not issue any press release or public announcement between the date hereof and the First Time of Delivery without first consulting with the Representatives.

          7. Agreements of the Underwriters.
             -------------------------------

          (a) The Underwriters hereby agree to give prompt written notice to the Company of the completion of the distribution of the Shares and the total proceeds realized in each of the Qualifying Provinces and in any other jurisdiction.

          (b) The Underwriters and their affiliates selling Shares in the United States represent to each other that they each are a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or a foreign bank or dealer not eligible for membership in the NASD. In making sales of the Shares, the Underwriters and their affiliates (i) that are members of the NASD agree to comply with all applicable interpretive material ("IM") and rules of the NASD, including, without limitation, IM-2110-1 (the NASD's interpretation with respect to free-riding and withholding) and Rule 2740 of the NASD's Conduct Rules, or (ii) that are foreign banks or dealers agree to comply, as applicable, with IM-2110-1 and Rules 2730, 2740 and 2750 of the NASD's Conduct Rules as though they were a member and Rule 2420 of the NASD's Conduct Rules as it applies to such a nonmember broker or dealer.

          8. Agreements of the Selling Shareholders.
             ---------------------------------------

          Each Selling Shareholder hereby covenants, jointly (conjointement) and not solidarily, with the Company and the Underwriters, and acknowledges that the Company and the Underwriters are relying on such covenants in entering into this Agreement, that:

          (a) The Selling Shareholder will not, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder or any affiliate of the Selling Shareholder (which, in the case of JPMP TIW EH, LP or its affiliates means funds managed directly or indirectly by JP Morgan Partners, LLC) or any person in privity with the Selling Shareholder or any affiliate of the Selling Shareholder(which, in the case of JPMP TIW EH, LP or its affiliates means funds managed directly or indirectly by JP Morgan Partners, LLC)), directly or indirectly (including (i) filing (or participation in the filing) of (A) any preliminary prospectus or prospectus under Canadian Securities Laws, (B) any registration statement with the Commission, and (C) any offering memorandum or other offering document, (ii) establishment or increase of a put equivalent position or the liquidation or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and (iii) entering into a swap or other derivatives transaction that transfer to another, in whole or in part, any of the economic benefits or risks of ownership, whether, in the case of clauses (ii) or (iii) above, settled by delivery of Common Shares or other securities, in cash or otherwise) in respect of any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction, for the Lock-Up Period, provided, however, that (i) the Selling Shareholder may transfer such Common Shares or securities to any of its affiliates if such transferee affiliate(s) agree in writing to be bound by the terms of these restrictions for the remaining term of the Lock-Up Period and (ii) Telesystem Ltd. may transfer such Common Shares or securities to Caisse de depot et placement du Quebec or its affiliates pursuant to the terms of certain debentures convertible into Common Shares outstanding on the date hereof.

          (b) The Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (c) Except as agreed between the Selling Shareholder and the Company as to the allocation of expenses of this offering as between them, the Selling Shareholder agrees to pay the costs and expenses relating to the following matters: (i) the delivery of certificates for the Shares sold by it; (ii) the fees and expenses of its financial advisors and counsel; and (iii) all other costs and expenses incident to the performance by the Selling Shareholder of its obligations hereunder.

          (d) During the period from the date of this Agreement to the completion of the distribution of the Shares, the Selling Shareholder shall: promptly notify the Company and the Underwriters in writing of any material fact that has arisen or been discovered in relation to its Selling Shareholder Information and would have been required to have been stated in the Canadian Prospectus and U.S. Prospectus had the fact arisen or been discovered on, or prior to, the date of such Canadian Prospectus and U.S. Prospectus to make the statements therein in the light of the circumstances under which they were made not misleading.

          (e) The Selling Shareholder shall not issue any press release or public announcement relating to the purchase of the Shares contemplated hereunder between the date hereof and the First Time of Delivery without first consulting with the Representatives and the Company.

          9. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Shares shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the time of the execution of this Agreement (the "Execution Time") and each Time of Delivery, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and each of the Selling Shareholders of its respective obligations hereunder and to the following additional conditions:

          (a) As of each Time of Delivery, a Canadian Prospectus containing the PREP Information and a U.S. Prospectus containing the PREP Information shall have been filed, respectively, with the Reviewing Authority and with the Qualifying Authorities in accordance with the PREP Procedures and with the Commission in accordance with General Instruction II.L and the Registration Statement shall be effective. No order having the effect of ceasing or suspending the distribution of the Shares or the trading in the Common Shares or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority, stock exchange or Nasdaq, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act and no proceeding for that purpose shall have been initiated or threatened by the Commission, and any request on the part of the Reviewing Authority, any Qualifying Authority or the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

          (b) The Company shall have requested and caused Fasken Martineau DuMoulin, Canadian counsel for the Company, to have furnished to the Underwriters their opinions, dated such Time of Delivery and addressed to the Company and the Underwriters, in substantially the form set out in Schedule III.

          In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the provinces of Quebec, Ontario, Alberta and British Columbia or the federal laws of Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent they seem proper, on certificates of responsible officers of the Company and public officials, and representations in this Agreement. References to the Canadian Prospectus in this paragraph (c) include any amendments thereto at such Time of Delivery.

          In addition to rendering the opinions set forth above, such counsel shall also provide the Underwriters with a statement to the effect that such counsel has participated in the preparation of the Canadian Prospectus and in conferences with certain officers and other representatives of and counsel for the Company, representatives of the independent accountants for the Company and representatives of and counsel for the Underwriters in connection with the preparation of the Canadian Prospectus at which the contents of the Canadian Prospectus and related matters were discussed and although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Canadian Prospectus or any amendment or supplement thereto, on the basis of such participation, such counsel has no reason to believe that (i) as of its date, the Canadian Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the Canadian Prospectus, and (iii) at such Time of Delivery, the Canadian Prospectus, as amended or supplemented as of such date, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and notes thereto and other financial or statistical information (or charts , tables or graphs representing such information) included or incorporated by reference therein, as to which such counsel need express no opinion).

          (c) The Company shall have requested and caused Pillsbury Winthrop LLP, U.S. counsel for the Company, to have furnished to the Underwriters their opinions, dated such Time of Delivery and addressed to the Company and the Underwriters, in substantially the form set out in Schedule IV.

          In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the State of New York, State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (ii) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials, and representations in this Agreement. References to the U.S. Prospectus in this paragraph (c) include any supplements thereto at such Time of Delivery.

          In addition to rendering the opinions set forth above, such counsel shall also provide the Underwriters with a statement to the effect that such counsel has participated in the preparation of the Registration Statement and the U.S. Prospectus and in conferences with certain officers and other representatives of and counsel for the Company, representatives of the independent accountants for the Company and representatives of and counsel for the Underwriters in connection with the preparation of the U.S. Prospectus and the Registration Statement at which the contents of the U.S. Prospectus and the Registration Statement and related matters were discussed and although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the U.S. Prospectus or any amendment or supplement thereto, on the basis of such participation, such counsel has no reason to believe (a) that the Registration Statement (other than the financial statements and related schedules and notes thereto and other financial or statistical information (or charts , tables or graphs representing such information) included or incorporated by reference therein, as to which such counsel need express no belief) as of the effective time of the Registration Statement (the "Effective Time") contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) that,
(i) as of its date, the U.S. Prospectus, as amended or supplemented, (ii) as of the date of its issue, any amendment or supplement to the U.S. Prospectus and
(iii) at such Time of Delivery, the U.S. Prospectus, as amended or supplemented as of such date, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and notes thereto and other financial or statistical information (or charts , tables or graphs representing such information) included or incorporated by reference therein, as to which such counsel need express no belief).

          (d) The Company shall have requested and caused their counsel in Romania, the Czech Republic and the Netherlands to have furnished their opinions, dated such Time of Delivery, and addressed to the Underwriters, substantially in the respective forms set out in Schedule V.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (e) Each Selling Shareholder shall have requested and caused its counsel to have furnished to the Underwriters their opinions, dated such Time of Delivery and addressed to the Underwriters, in substantially the form set out in
Schedule VI.

          (f) The Underwriters shall have received from Ogilvy Renault, Canadian counsel for the Underwriters, such opinion or opinions and a 10b-5 letter, dated such Time of Delivery and addressed to the Underwriters, with respect to the sale of the Shares, the Canadian Prospectus (together with any supplement thereto) and other related matters the Underwriters may reasonably require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) The Underwriters shall have received the opinion of Cravath, Swaine & Moore LLP, U.S. counsel for the Underwriters, such opinion or opinions and a 10b-5 letter, dated such Time of Delivery and addressed to the Underwriters, with respect to the sale of the Shares, the Registration Statement and the U.S. Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and Chief Executive Officer and the Vice President and Chief Financial Officer of the Company, dated such Time of Delivery, to the effect that:

          (i) the signers of such certificate have carefully examined the Canadian Prospectus, the Registration Statement and U.S. Prospectus, any amendments thereto and this Agreement;

          (ii) the representations and warranties of the Company in this Agreement are true and correct on and as of such Time of Delivery with the same effect as if made at such Time of Delivery and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery;

          (iii) no order having the effect of ceasing or suspending the distribution of the Shares or the trading in the Common Shares or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act and no proceeding for that purpose shall have been initiated or threatened by the Commission; and

          (iv) since the date of the most recent financial statements included or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus.

          (i) Each Selling Shareholder shall have furnished to the Company and the Underwriters a certificate of such Selling Shareholder, dated such Time of Delivery, to the effect that the representations and warranties of such Selling Shareholder in this Agreement are true and correct on and as of such Time of Delivery with the same effect as if made at such Time of Delivery and such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Time of Delivery.

          (j) The Company shall have requested and caused Ernst & Young LLP, independent auditors of the Company, to have furnished to the Underwriters, at the Effective Time and on such Time of Delivery, letters, dated respectively as of the Effective Time and such Time of Delivery, in form and substance satisfactory to the Underwriters and their counsel, together with signed or reproduced copies of such letter containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters in securities offerings in Canada and the United States with respect to the financial statements and certain financial information included or incorporated by reference in the Canadian Final Prospectus, the Registration Statement, and the U.S. Final Prospectus.

          (k) The Underwriters shall have received on such Time of Delivery an opinion of Ernst & Young LLP, dated as of such Time of Delivery, to the effect that the French language versions of (i) the following sections of the Canadian Prospectus, namely "Selected Consolidated Financial Information", "Consolidated Capitalization" and "Auditor's Consent", (ii) the following sections of the Company's 20-F dated May 20, 2003, namely "Selected Financial Data" in Item 3 - Key Information, Item 5 - "Operating and Financial Review and Prospects", the "Expected Maturities" table in Item 11 - Quantitative and Qualitative Disclosure about Market Risk, Item 18 - "Financial Statements", Schedule 1 - "Condensed Financial Information of Registrant" and Schedule II - "Valuation and Qualifying Accounts", (iii) the Operating and Financial Review and Prospects of the Company as at December 31 , 2003 and 2002 and for each of the years in the three-year period ended December 31 2003, which is reproduced as Annex A to the Prospectus and (iv) the audited comparative annual Consolidated Financial Statements of the Company, including the Notes thereto, as at December 31 2003 and 2002 and for each of the years in the three-year period ended December 31 , 2003, together with the auditors ' report thereon, which are reproduced as Annex B to the Prospectus, are in all material respects a complete and proper translation of the English language versions thereof and, (i) the financial statements of the Company.

          (l) Prior to such Time of Delivery, the Company shall have furnished to the Representatives such further information, certificates and documents as the Underwriters may reasonably request.

          (m) The Company shall have furnished to the Underwriters on or prior to such Time of Delivery satisfactory evidence of its due and valid authorization of CT Corporation System as its agent to receive service of process to Section 15 hereof, and satisfactory evidence from CT Corporation System accepting its appointment as such agent.

          (n) The Common Shares and the Shares shall be listed and admitted and authorized for trading on the TSX and Nasdaq, subject only to confirmation of issuance, and satisfactory evidence of such actions shall have been provided to the Underwriters.

          (o) The Underwriters shall have received, as of the Effective Time, an opinion from the Corporate Financing Department of the NASD stating that such department has no objections to the proposed underwriting and other terms and arrangements as proposed in this Agreement and the U.S. Prospectus.

          (p) The Company shall have made arrangements, satisfactory to the Representatives, to purchase, concurrently with or shortly after the purchase of the Shares at the First Time of Delivery, the shares of ClearWave N.V. referred to in Section 1(i) hereof.

          If the Company or any Selling Shareholder does not comply in all material respects with the conditions hereof, the Representatives may terminate the obligations of the Underwriters hereunder by written notice to that effect given to the Company on or prior to the First Time of Delivery and in such event each Underwriter's obligations shall be at an end. It is understood that the Representatives may waive in whole or in part non-compliance with any of the conditions contained herein or extend the time for compliance therewith without prejudice to such rights in respect of any other condition or conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriters only if the same is in writing.

          The documents required to be delivered by this Section 9 shall be delivered at the office of Fasken Martineau DuMoulin, Stock Exchange Tower, P.O. Box 242, Suite 3400, 800 Place Victoria, Montreal, Quebec, Canada, H4Z 1E9 at the relevant Time of Delivery.

          10. Reimbursement of Underwriters' Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because of any termination pursuant to Section 13 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) that shall have been incurred by them in connection with the proposed sale of the Shares.

          11. Indemnification and Contribution

          (a) The Company agrees (i) to indemnify and hold harmless each Selling Shareholder and each Underwriter and their respective directors, officers, employees, agents and affiliates and each person who controls any Underwriter or any Selling Shareholder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Canadian Securities Laws, the Securities Act, the Exchange Act, or other Canadian federal or provincial, United States federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or in any amendment thereof, or in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus or the U.S. Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any misrepresentation or alleged misrepresentation contained in the Canadian Preliminary Prospectus or the Canadian Prospectus and (ii) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representatives expressly for use therein, or with information furnished in writing to the Company by any Selling Shareholder expressly for use therein; provided further, that with respect to any untrue statement or omission of material fact made in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus, the indemnity agreement contained in this Section 11(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus to the Underwriters, (x) delivery of the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus was required by Canadian Securities Laws or the Securities Act, as applicable, to be made to such person, (y) the untrue statement or omission of any material fact contained in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus was corrected in the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Canadian Supplemental PREP Prospectus or the U.S. Supplemental PREP Prospectus. This indemnity agreement is in addition to any liability which the Company may otherwise have, including for breach of representations, warranties, covenants or obligations to be complied with under this Agreement.

          (b) Each Selling Shareholder, jointly (conjointement) and not solidarily, agrees (i) to indemnify and hold harmless the Company and each Underwriter and their respective directors, officers, employees, agents and affiliates and each person who controls the Company or any Underwriter within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Canadian Securities Laws, the Securities Act, the Exchange Act, or other Canadian federal or provincial, United States federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or in any amendment thereof, or in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus or the U.S. Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any misrepresentation or alleged misrepresentation contained in the Canadian Preliminary Prospectus or the Canadian Prospectus and (ii) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Shareholder will only be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus, the indemnity agreement contained in this Section 11(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus to the Underwriters, (x) delivery of the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus was required by Canadian Securities Laws or the Securities Act, as applicable, to be made to such person, (y) the untrue statement or omission of any material fact contained in the Canadian Preliminary Prospectus or the U.S. Preliminary Prospectus was corrected in the Canadian Supplemental PREP Prospectus and the U.S. Supplemental PREP Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Canadian Supplemental PREP Prospectus or the U.S. Supplemental PREP Prospectus. The Company and the Underwriters acknowledge that Telesystem Ltd. has provided the information under the heading "Recent Developments - The CDPQ and Telesystem Transaction" contained in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, Canadian Final Prospectus and U.S. Final Prospectus expressly for use therein, and each of Telesystem Ltd., JPMP TIW EH, LP, J.P. Morgan Partners (BHCA), L.P., AOF Investment N.V., CAIP Investment N.V., CEA Investment N.V. and U.F. Investments (Barbados) Ltd. has provided the information relating to it in the footnotes to the table under the heading "Selling Shareholders" contained in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, Canadian Final Prospectus and U.S. Final Prospectus expressly for use therein, and such information constitutes the only information furnished in writing by such Selling Shareholders for inclusion therein. This indemnity agreement is in addition to any liability which a Selling Shareholder may otherwise have, including for breach of representations, warranties, covenants or obligations to be complied with under this Agreement.

          (c) Each Underwriter, jointly (conjointement) and not solidarily, agrees (i) to indemnify and hold harmless the Company and each Selling Shareholder and their respective directors, officers, employees, agents and affiliates and each person who controls the Company or any Selling Shareholder within the meaning of either the Securities Act or the Exchange Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Canadian Securities Laws, the Securities Act, the Exchange Act, or other Canadian federal or provincial, United States federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or in any amendment thereof, or in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus or the U.S. Prospectus, or in any amendment thereof or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any misrepresentation or alleged misrepresentation contained in the Canadian Preliminary Prospectus or the Canadian Prospectus and (ii) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Underwriter will only be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter through the representatives specifically for inclusion therein. The Company and the Selling Shareholders acknowledge that the seventh, eighth and ninth paragraphs and the first sentence of the tenth paragraph under "Plan of Distribution" in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Final Prospectus and the U.S. Final Prospectus constitute the only information furnished in writing on behalf of the Underwriters for inclusion in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus. This indemnity agreement is in addition to any liability which an Underwriter may otherwise have, including for breach of representations, warranties, covenants or obligations to be complied with under this Agreement.

          (d) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and
(ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by the Representatives and only one separate firm of attorneys (in addition to any local counsel) at any time for each such Selling Shareholder and controlling persons, which firm shall be designated in writing by each such Selling Shareholder. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (e) In the event that the indemnity provided in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the Underwriters, jointly (conjointement) and not solidarily, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect, as between the Company, the Selling Shareholders and the Underwriters, the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Shares) be responsible for any amount in excess of the Underwriters' Fee applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided for in the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the Underwriters, jointly (conjointement) and not solidarily, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, any Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and each Selling Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total Underwriters' Fee, in each case as set forth on the cover page of the Canadian Prospectus and the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or misrepresentation under Canadian Securities Laws shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation or misrepresentation. For purposes of this Section 11, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls a Selling Shareholder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Selling Shareholder shall have the same rights to contribution as such Selling Shareholder and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, and each director, officer, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          (f) Notwithstanding any other provision of this Agreement, each Selling Shareholder shall only be liable under paragraph 11(b) or paragraph 11(e) for an aggregate amount up to but not exceeding the value of the gross proceeds received by it, net of the Underwriting Fee paid by it, for the sale of its Firm Shares (and any Optional Shares sold by it).

          12. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Firm Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated jointly (conjointement) and not solidarily to take up and pay for (in the respective proportions which the amount of Firm Shares set forth opposite their names in Schedules I and II hereto bears to the aggregate amount of Firm Shares set forth opposite the names of all the remaining Underwriters) the Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Firm Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Firm Shares set forth in Schedules I and II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Firm Shares, and if such non-defaulting Underwriters do not purchase all the Firm Shares, this Agreement will terminate without liability to any non-defaulting Underwriter, the Company or any Selling Shareholder. In the event of a default by any Underwriter as set forth in this Section 12, the First Time of Delivery shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, any Selling Shareholder and any non-defaulting Underwriter for damages occasioned by its default hereunder.

               13. Termination.

               (a) This Agreement shall be subject to termination by the Representatives in their absolute discretion, by notice given to the Company at any time prior to the First Time of Delivery in accordance with Section 17, if, at any time prior to the First Time of Delivery:

               (i) any enquiry, action, suit, investigation or other proceeding whether formal or informal is instituted, threatened or announced or any order is made by any federal, provincial or other governmental authority in relation to the Company or any Selling Shareholder, which, in the reasonable opinion of the Representatives or any one of them, operates to prevent or restrict the distribution or trading of the Shares;

               (ii) there shall occur any material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company and its subsidiaries, taken as whole, or the Underwriters become aware of any undisclosed material adverse information relating to the Company and its subsidiaries, taken as a whole, or other adverse material development which, in the opinion of the Representatives or any one of them, acting reasonably, would have a material adverse effect on the market price or value of the Shares;

               (iii) (A) trading in any of the Company's common shares shall have been suspended by the Commission, the Reviewing Authority, any Qualifying Authority, the TSX or Nasdaq or trading in securities generally on the TSX, the New York Stock Exchange or Nasdaq shall have been suspended or limited or minimum prices shall have been established on any such Exchanges, (B) a banking moratorium shall have been declared either by Canadian federal, U.S. federal or New York State authorities, (C) a change or development involving a prospective material adverse change in Canadian taxation affecting the Shares or the transfer thereof or the imposition of exchange controls by Canada or the United States, (D) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which in the opinion of the Representatives or any one of them seriously adversely affects, involves, or will seriously adversely affect, or involve, the financial markets or the business, operations or affairs of the Company and its subsidiaries taken as a whole;

               (iv) If after the date hereof and prior to the First Time of Delivery, the state of the financial markets in Canada or the United States is such that, in the reasonable opinion of the Representatives or any one of them, the Shares cannot be marketed profitably.

               (b) The Company and each Selling Shareholder agrees that all terms and conditions of this Agreement shall be construed as conditions and complied with so far as they relate to acts to be performed or caused to be performed by them, that they will use their best efforts to cause such conditions to be complied with, and that any breach or failure by the Company or any Selling Shareholder to comply with any such conditions shall entitle any of the Underwriters to terminate their obligations to purchase the Shares by notice to that effect given to the Company at or prior to the First Time of Delivery, unless otherwise expressly provided in this Agreement. The Underwriters may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Underwriters only if such waiver or extension is in writing and signed by the Representatives.

               (c) The rights of termination contained in Sections 13(a) and 13(b) may be exercised by any of the Representatives and are in addition to any other rights or remedies any of the Underwriters may have in respect of any default, act or failure to act or non-compliance by the Company or any Selling Shareholder in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Underwriters to the Company or any Selling Shareholder, on the part of the Company to the Underwriters or any Selling Shareholder, and on the part of any Selling Shareholder to the Company or the Underwriters except in respect of any liability which may have arisen or may arise after such termination under sections 10 and 11. A notice of termination given by an Underwriter under Sections 13(a) and 13(b) shall not be binding upon any other Underwriter.

               14. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any party or any of the officers, directors, employees, agents or controlling persons referred to in Section 11 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 10, 11, 14, 15, 16, 17, 18, 19 and 20 hereof shall survive the termination or cancellation of this Agreement.

               15. Agent for Service. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), and expressly consents to the non-exclusive jurisdiction of any New York Court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment is irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

               16. Authority of Representatives. The Representatives are hereby authorized by each of the other Underwriters to act on its behalf and the Company and the Selling Shareholders shall be entitled to and shall act on any notice given in accordance with Sections 17 or any agreement entered into by or on behalf of the Underwriters by the Representatives. Each of the Representatives represents and warrants that it has irrevocable authority to bind the Underwriters, except in respect of any consent to a settlement pursuant to Section 11(d) which consent shall be given by the Indemnified Party. The Representatives shall consult with the other Underwriters concerning any matter in respect of which they act as representatives of the Underwriters.

               17. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to BMO Nesbitt Burns Inc., 1501 McGill College Avenue, Suite 3200, Montreal, Quebec, H3A 3M8, Attention Mathieu L. L'Allier (fax no.:
(514) 286-7276) and to J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, NY 10172, Attention Syndicate Desk (fax no.: (212) 622-8358); if sent to the Company, will be mailed, delivered or telefaxed to Telesystem International Wireless Inc., 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, Quebec, H3B 4W8, Attention General Counsel and Secretary (fax no.:
(514) 673-8314); if sent to UFI Investments (Barbados) Ltd., to it at: U.F. Investments (Barbados) Ltd., The Ernst & Young Building, Bush Hill Bay Street, Bridgetown, Barbados, Attention: The Managing Director, Telephone: (246) 430-3900, Telecopier: (246) 426-9551, with a copy to: Hutchison Whampoa Limited, 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong, Attention: Company Secretary, Telephone: (+852) 2128-1733, Telecopier: (+852) 2128-1778; if sent to JPMP TIW EH, LP, J.P. Morgan Partners (BHCA), L.P., AOF Investment N.V., CIAP Investment N.V. or CEA Investment N.V., to it at: c/o JP Morgan Partners, LLC, 1221 Avenue of the Americas, New York, NY 10020, Attention: Official Notices Clerk (FBO: Michael R. Hannon), Telephone: (212) 899-3400, Telecopier: (212) 899-3401, with a copy to: O'Melveny & Myers LLP, Times Square Tower, 7 Times Square, New York, NY 10036, Attention: Gregory A. Gilbert, Esq., Telephone:
(212) 408-2400, Telecopier: (212) 728-5950; if to EEIF Melville B.V., c/o
Amicorp, Professor Bavincklaan 7, 1183 AT Amsterdam, The Netherlands, Attention Antoine Schuller, Tel: +31 20 301 3602, Fax: +31 20 301 3613, with a copy to Emerging Markets Partnership (Europe) Limited 161, Brompton Road, London SW3 1EX, United Kingdom, Attention: Colin Hewett, Tel: +44 20 7886 3600, Fax: +44 20 7886 3639; if to EEIF Czech N.V., c/o Citco Trust Curacao, De Ruyterkade 62 Curacao, the Netherlands Antilles, Attention: Carlos Fitte, Tel: +599 9732 2590,
Fax: +599 9732 2542, with a copy to Emerging Markets Partnership (Europe) Limited 161, Brompton Road, London SW3 1EX, United Kingdom, Attention: Colin Hewett, Tel: +44 20 7886 3600, Fax: +44 20 7886 3639; if to Emerging Europe
Infrastructure Fund C.V. c/o American International Company Limited, P.O. Box HM 152, Hamilton HM HX 29 Richmond Road, Pembroke HM 08, Bermuda, Attention: L. Michael Murphy or Suzanne Wylie, Tel: +441 295 2121, Fax: +441 295 3114, with a copy to Emerging Markets Partnership (Europe) Limited 161, Brompton Road, London SW3 1EX, United Kingdom, Attention: Colin Hewett, Tel: +44 20 7886 3600, Fax:
+44 20 7886 3639; if to Telesystem Ltd. or 9111-1369 Quebec Inc., to it at c/o the Chief Financial Officer, 1250 Rene Levesque Blvd. West, Suite 3800, Montreal, Quebec, H3B 4W8, Tel.: (514) 397-9797, Fax: (514) 397-0089 with a copy to Heenan Blaikie LLP, 1250 Rene-Levesque Blvd West, Suite 2500, Montreal, Quebec, H3B 4Y1, Attention Eric M. Levy Tel.: (514)397-9797,
Fax: (514) 397-0089.

               18. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 11 hereof, and no other person will have any right or obligation hereunder.

               19. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Quebec and the federal laws applicable therein applicable to contracts made and to be performed within the Province of Quebec. THE PARTIES HEREBY ACKNOWLEDGE THAT IT IS THEIR EXPRESS WISH THAT THIS AGREEMENT BE DRAWN IN THE ENGLISH LANGUAGE ONLY; LES PARTIES RECONNAISSENT QU'IL EST DE LEUR VOLONTE EXPRESSE QUE LA PRESENTE ENTENTE SOIT REDIGEE EN LANGUE ANGLAISE SEULEMENT.

               20. Each of the parties hereto expressly and irrevocably consents to the non-exclusive jurisdiction of the courts of the Province of Quebec in respect of any action arising out of or based on this Agreement or the transactions contemplated hereby, and waives any objection to the laying of venue or personal jurisdiction with respect thereto.

               21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

               22. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.


               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholders and the Underwriters.

Very truly yours,

BMO NESBITT BURNS INC.

By:            ______________________________
               Name: George Hucal
               Title: Managing Director

J.P. MORGAN SECURITIES INC.

By:            ______________________________
               Name: J. Andrew Sanford
               Title: managing Director

LAZARD FRERES & CO. LLC

By:            ______________________________
               Name:
               Title:

UBS SECURITIES CANADA INC.

By:            ______________________________
               Name:
               Title:

TD SECURITIES INC.

By:            ______________________________
               Name:
               Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

TELESYSTEM INTERNATIONAL WIRELESS INC.

By:            ______________________________
               Name:
               Title:

By:            ______________________________
               Name:
               Title:

U.F. INVESTMENTS (BARBADOS) LTD.

By:            ______________________________
               Name:
               Title:

JPMP TIW EH, LP

By:            JPMP TIW EH GP, LLC
               its General Partner

By:            J.P. Morgan Partners (BHCA), L.P.
               its Sole Member

By:            JPMP Master Fund Manager, L.P.,
               its General Partner

By:            JPMP Capital Corp.,
               its General Partner

By:            ______________________________
               Name: Michael Hannon
               Title: Managing Director

J.P. MORGAN PARTNERS (BHCA), L.P.

By:            JPMP Master Fund Manager, L.P.,
               its General Partner

By:            JPMP Capital Corp.,
               its General Partner

By:            ______________________________
               Name: Michael Hannon
               Title: Managing Director

AOF INVESTMENT N.V.

By:            ______________________________
               Name: Arnold Chavkin
               Title: Managing Director

CAIP INVESTMENT N.V.

By:            ______________________________
               Name: Arnold Chavkin
               Title: Managing Director

CEA INVESTMENT N.V.

By:            ______________________________
               Name: Arnold Chavkin
               Title: Managing Director

EEIF MELVILLE B.V.

By:            ______________________________
               Name:
               Title:

EEIF CZECH N.V.

By:            ______________________________
               Name:
               Title:

EMERGING EUROPE INFRASTRUCTURE FUND C.V.

By:            AIG Emerging Europe Infrastructure Management L.P.,
               its general partner

By:            AIG Emerging Europe Infrastructure Management Ltd.,
               its general partner

By:            ______________________________
               Name:
               Title:

TELESYSTEM LTD.

By:            ______________________________
               Name:
               Title:

9111-1369 QUEBEC INC.

By:            ______________________________
               Name:
               Title:

                                   SCHEDULE I



UNDERWRITERS                                                NUMBER OF FIRM
                                                             SHARES TO BE
                                                      PURCHASED FROM THE COMPANY
--------------------------------------------------------------------------------
BMO Nesbitt Burns Inc.
--------------------------------------------------------------------------------
J.P. Morgan Securities Inc.
--------------------------------------------------------------------------------
Lazard Freres & Co. LLC
--------------------------------------------------------------------------------
UBS Securities Canada Inc.
--------------------------------------------------------------------------------
TD Securities Inc.
--------------------------------------------------------------------------------
               TOTAL ............................
--------------------------------------------------------------------------------

NUMBER OF OPTIONAL SHARES (IF MAXIMUM OPTION EXERCISED) TO BE PURCHASED FROM THE COMPANY BY THE UNDERWRITERS:

                                   SCHEDULE II

----------------------------------  --------------------------------------------------------------------------------
UNDERWRITERS                                            NUMBER OF FIRM SHARES TO BE PURCHASED FROM:
----------------------------------  --------------------------------------------------------------------------------
                                         Telesystem Ltd.         9111-1369 Quebec Inc.        U.F. Investments
                                                                                              (Barbados) Ltd.
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
BMO Nesbitt Burns Inc. ......
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
J.P. Morgan Securities Inc ..
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
Lazard Freres & Co. LLC .....
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
UBS Securities Canada Inc ...
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
TD Securities Inc. ..........
----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------

----------------------------------  -------------------------  -------------------------  --------------------------
----------------------------------  -------------------------  -------------------------  --------------------------
               TOTAL .............
----------------------------------  -------------------------  -------------------------  --------------------------



                                   SCHEDULE II

------------------------------------------------------------------------------------------------------------------------------------
UNDERWRITERS                                                      NUMBER OF FIRM SHARES TO BE PURCHASED FROM:
------------------------------------------------------------------------------------------------------------------------------------
                                        JPMP TIW EH, LP    AOF Investment N.V.      CAIP Investment N.V.      CEA Investment N.V.
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
BMO Nesbitt Burns Inc. ......
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
J.P. Morgan Securities Inc ..
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
Lazard Freres & Co. LLC .....
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
UBS Securities Canada Inc ...
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
TD Securities Inc. ..........
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------

-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------
               TOTAL .............
-------------------------------------- -----------------  -------------------  -------------------------- --------------------------


--------------------------------------------------------------------------------------------------------------------------------
UNDERWRITERS                                                         NUMBER OF FIRM SHARES TO BE PURCHASED FROM:
-----------------------------------------  -------------------------------------------------------------------------------------
                                           J.P. Morgan Partners  EEIF Melville B.V.  EEIF Czech N.V.       Emerging Europe
                                               (BHCA), L.P.                                            Infrastructure Fund C.V.
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
BMO Nesbitt Burns Inc. ......
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
J.P. Morgan Securities Inc ..
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
Lazard Freres & Co. LLC .....
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
UBS Securities Canada Inc ...
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
TD Securities Inc. ..........
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
-----------------------------------------  --------------------  ------------------  ----------------  -------------------------

-----------------------------------------  --------------------  ------------------  ----------------  -------------------------
               TOTAL ....................
-----------------------------------------  -------------------------  -------------------------  -------------------------------

-------------------------------------------- -----------------------------------

SELLING SHAREHOLDER                              NUMBER OF OPTIONAL SHARES TO
                                                  BE PURCHASED BY ONE OR MORE
                                                   UNDERWRITERS (IF MAXIMUM
                                                      OPTION EXERCISED):
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Telesystem Ltd.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
9111-1369 Quebec Inc.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
U.F. Investments (Barbados) Ltd.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
JPMP TIW EH, LP

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
J.P. Morgan Partners (BHCA), L.P.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
AOF Investment N.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
CAIP Investment N.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
CEA Investment N.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
EEIF Melville B.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
EEIF Czech N.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Emerging Europe Infrastructure Fund C.V.
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------

-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
               TOTAL .......................
-------------------------------------------- -----------------------------------

                                  SCHEDULE III

QUEBEC COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (a) the Company has been duly incorporated and is validly existing under the Canada Business Corporations Act, is registered under An Act respecting the legal publicity of sole proprietorships, partnerships and legal persons (Quebec), is not in default of giving an Annual Declaration under such Act, is not in default of conforming to a request made under Section 38 of such Act as of [ ] and is not in process of being dissolved as of [ ];

               (b) the Company has ail the requisite corporate power to own or lease its property and assets and to conduct its business as described in the Prospectus and to perform its obligations under the Agreement;

               (c) the Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms;

               (d) the execution and delivery by the Company of the Agreement and the compliance by the Company with the provisions thereof and the consummation of the transactions contemplated therein does not conflict with (i) the constating documents and by-laws of the Company, (ii) the resolutions of the directors and of shareholders of the Company, (iii) the amended and restated investor rights agreement dated January 24, 2002, as further amended on September 25, 2003 and March 17, 2004, among the Company, Telesystem Ltd, Capital Communications CDPQ Inc., certain affiliates of J.P. Morgan Partners, LLC, U.F. Investments (Barbados) and certain affiliates of AIG Emerging Europe Infrastructure Fund L.P., or the registration rights agreement dated December 14, 2001, as amended on March 17, 2004, among the Company, Telesystem Ltd, Capital Communications CDPQ Inc., certain affiliates of J.P. Morgan Partners, LLC, U.F. Investments (Barbados) and certain affiliates of AIG Emerging Europe Infrastructure Fund L.P. or (iv) to the extent that we would normally expect them to apply to the Company or its subsidiaries in connection with transactions of this nature, (A) any statute, law, rule or regulation or (B) any judgment, order or decree of which we have knowledge, in the case of both clauses (A) and
(B), of Canada or of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of Canada that we would normally expect to have jurisdiction over the Company or its subsidiaries, or any of its or their properties, in connection with transactions of this nature;

               (e) the Company is a reporting issuer in each of the Qualifying Jurisdictions and is not included in a list of defaulting reporting issuers maintained pursuant to the applicable securities laws of each such jurisdiction other than the provinces of New Brunswick and Prince Edward Island, in respect of which no provision is made in the applicable securities laws for the issuance of an official certificate of no default;

               (f) the Company's authorized share capital is as set forth under the heading "Description of Share Capital" in the Prospectus. There are currently [ ] Common Shares issued and outstanding;

               (g) the Shares sold and delivered by the Company to the Representatives have been duly authorized and validly issued and are outstanding as fully paid and non-assessable;

               (h) the statements included (i) in the Canadian Prospectus under the headings "Eligibility for Investment" and "Purchaser Statutory Rights of Withdrawal and Rescission", the statements regarding the Canadian income tax consequences under the heading "Certain Canadian and U.S. Income Tax Considerations - Canadian Federal Income Tax Considerations", and the statements under "Description of Share Capital"; and (ii) in the Registration Statement under "Indemnification" only insofar as such statements summarize legal matters, are accurate and fair summaries of such legal matters;

               (i) each of the Canadian Preliminary Base PREP Prospectus, the Canadian Final Base PREP Prospectus and the Canadian Supplemental Prospectus, in both the French and English language versions thereof, and the filing thereof under the securities laws of all the Qualifying Jurisdictions, have been duly approved by the board of directors of the Company and each of the Canadian Preliminary Base PREP Prospectus, the Canadian Final Base PREP Prospectus and the Canadian Supplemental Prospectus, in both the French and English language versions thereof, has been duly executed pursuant to such approval in the name of the Company by duly authorized directors and officers of the Company;

               (j) each of the Canadian Preliminary Base PREP Prospectus, the Canadian Final Base PREP Prospectus and the Canadian Supplemental Prospectus (excluding the financial statements and other financial or statistical information (or charts, tables or graphs representing such information) included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form with the applicable requirements of Canadian Securities Laws;

               (k) an MRRS Decision Document for each of the Canadian Preliminary Base PREP Prospectus and the Canadian Final Base PREP Prospectus has been obtained from the Reviewing Authority and the Reviewing Authority has not revoked such MRRS Decision Document; all approvals, permits, exemptions, consents, orders and authorizations have been obtained, and all documents have been filed and proceedings taken under the securities laws of the Qualifying Jurisdictions to qualify the Shares for sale to the public in each of the Qualifying Jurisdictions and to permit the sale of the Shares to the public in each such jurisdiction through investment dealers or brokers registered under the applicable laws of each such jurisdiction who have complied with all relevant provisions of such law;

               (l) the Company is eligible to use a short form prospectus under National Instrument 44-101 and the PREP Procedures under National Instrument 44-103;

               (m) the Toronto Stock Exchange has conditionally approved the listing of the Shares to be sold by the Company, subject to the Company fulfilling all of the requirements of the Toronto Stock Exchange; and the Common Shares are duly listed on the Toronto Stock Exchange;

               (n) to our knowledge, no order having the effect of ceasing or suspending the distribution or trading of the Common Shares has been issued by the Reviewing Authority, the Qualifying Authorities or the Toronto Stock Exchange;

               (o) Computershare Trust Company of Canada, at its principal offices in Montreal and Toronto, is the duly appointed transfer agent and registrar for the Common Shares;

               (p) the share certificates representing the Shares sold and delivered by the Company to the Representatives have been duly approved and executed by and on behalf of the Company and such certificates comply with all legal requirements applicable thereto under the Canada Business Corporations Act and the regulations of the Toronto Stock Exchange; and

               (q) the laws of Quebec relating to the use of the French language (other than those relating to verbal communications) will be complied with in respect of the documents to be delivered to purchasers in Quebec in connection with the sale of the Offered Shares to purchasers in Quebec if such purchasers receive:

               (i) copies of the French and English language versions of the Canadian Preliminary Base PREP Prospectus, the Canadian Final Base PREP Prospectus and the Canadian Supplemental Prospectus delivered at the same time or copies of the French language version only or, in the case of individuals so requesting in writing, copies of the English language version only;

               (ii) forms of confirmation in the French language or in bilingual form; and

               (iii) upon request, copies of the French and English language versions of the permanent information record delivered at the same time or copies of the French language version only or, in the case of individuals so requesting in writing, copies of the English language version only.

                                   SCHEDULE IV

U.S. COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (a) Subject to the qualifications stated therein, the statements set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Certain Canadian and U.S. Income Tax Considerations - United States Federal Income Tax Considerations", insofar as they constitute a summary of the legal matters referred to therein, are accurate in all material respects;

               (b) the Registration Statement has become effective under the Act; the Form F-X was filed with the Commission prior to the effectiveness of the Registration Statement; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and, assuming that the Canadian Prospectus complies as to form in all material respects and has been prepared in accordance with the requirements of all applicable Canadian Securities Laws, the Registration Statement and the U.S. Prospectus (other than the financial statements and related schedules and notes thereto and other financial and statistical information (or charts, tables or graphs representing such information) included or incorporated by reference therein, as to which we express no opinion) and the Form F-X, when the Registration Statement became effective, complied as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and we do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the U.S. Prospectus as amended or supplemented or required to be described in the Registration Statement or the U.S. Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

               (c) no consent, approval, authorization, filing with or order of any court or governmental agency or body or any arbitrator of the State of New York or the United States is required in connection with the authorization, execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder, or for the offering, issuance, sale or delivery of the Shares, except such as have been obtained under the Act or such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Agreement and in the U.S. Prospectus;

               (d) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 15 of the Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to the Agreement or the transactions contemplated thereby, and has validly and irrevocably appointed the Authorized Agent (as defined therein) as its authorized agent for the purpose described in Section 15 thereof; and service of process effected on such agent in the manner set forth in Section 15 thereof will be effective to confer valid personal jurisdiction over the Company; [SUBJECT TO CUSTOMARY QUALIFICATIONS] AND

               (e) All necessary notices with respect to the offering contemplated in the Underwriting Agreement have been filed with the Nasdaq SmallCap Market.

                                   SCHEDULE V

CZECH COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (f) Cesky Mobil has been duly organized and is validly existing as a joint stock company under the laws of the Czech Republic.

               (g) Cesky Mobil's registered capital amounts to CZK 12,956,959,380 and is divided into (i) [ ] common registered shares with a nominal value of CZK 1,000 each; (ii) [ ] preferred (priority) registered shares with a nominal value of CZK 1,000 each; and (iii) [ ] common registered shares with a nominal value of CZK 10 each; the registered capital of Cesky Mobil has been paid up in full.

               (h) TIW Czech N.V. is the record owner of (i) [ ] common registered shares of Mobil with a nominal value of CZK 1,000 each; (ii) [ ] preferred (priority) registered shares of Cesky Mobil with a nominal value of CZK 1,000 each; and (iii) [ ] common registered shares of Cesky Mobil with a nominal value of CZK 10 each; all such shares in the aggregate representing
[ ]% of the registered capital of Cesky Mobil.

ROMANIAN COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (i) MobiFon has been duly organized and is validly existing as a joint stock company under the laws of Romania.

               (j) The total number of issued and outstanding shares of MobiFon is [ ] shares, nominal value ROL 10,000 per share. MobiFon Holdings B.V. is the record owner of [ ] shares of MobiFon, and MobiFon itself is the record owner of [ ] shares.

Our opinion in (b) above with respect to the number of shares owned of record by MobiFon Holdings B .V. and MobiFon is based solely upon our review of the register of shareholders of MobiFon. According to Romanian law, in case of a non-publicly traded joint stock company, the register of shareholders maintained by the company reflects the ownership structure and historically evidences the transfer of shares in the company. Moreover, in case of transfer of shares, the transfer of ownership right is effective upon registration of such transfer within the register of shareholders and upon the share certificates, in case of materialized shares. The registered owner is entitled to vote, to receive notices and dividends and otherwise to exercise the rights and powers related to such shares, provided that shares owned by the issuer itself are not entitled to vote at the general meeting or receive dividends.

NETHERLANDS AND NETHERLANDS ANTILLES COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (k) TAC has been duly incorporated and is validly existing under the laws of the Netherlands Antilles as a public limited company (naarnloze vennootschap) and is in good standing under the laws of the Netherlands Antilles;

               (l) Each of TIWC, ClearWave and TIW Czech has been duly incorporated and is validly existing under the laws of the Netherlands as a public limited company (naamloze vennootschap) and is in good standing under the laws of the Netherlands;

               (m) Holdings has been duly incorporated and is validly existing under the laws of the Netherlands as a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) and is in good standing under the laws of the Netherlands;

               (n) The present issued and outstanding share capital of TAC consists of [ ] shares, each with a par value of USD 0.01, all of which are held by TIWI;

               (o) The present issued and outstanding share capital of TIWC consists of [ ] ordinary shares, according to its articles of association (and in accordance with article 67 of Book 2 of the Dutch Civil Code) each with a par value of NLG 0.01, [ ] of which are held by TAC and [ ] are held by TIWI;

               (p) The present issued and outstanding share capital of ClearWave consists of (i) [ ] Class A Subordinate Voting shares, each with a par value of EUR 0.10, [ ] of which are held by TIWI, (ii) [ ] Class B Multiple Voting shares, each with a par value of EUR 0.50, [ ] of which are held by TIWC, and
(iii) [ ] C shares, each with a par value of EUR0.10, [ ] of which are held by ClearWave;

               (q) The present issued and outstanding share capital of Holdings consists of [ ] ordinary shares, each with a par value of EUR 1., [ ] of which are held by ClearWave;

               (r) The present issued and outstanding share capital of TIW Czech consists. of (i) [ ] Class A Series I shares, each with a par value of EUR 1., [ ] of which are held by ClearWave, (ii) [ ] Class A Series 2 shares, each with a par value of EUR 1., all of which are held by ClearWave, (iii) [ ] Class B shares, each with a par value of EUR 1., all of which are held by others than the Companies or TIWI, and (iv) [ ] Non cumulative preferred Class C shares, with a par value of EUR 1., which are held by ClearWave.

We note that under the laws of the Netherlands:

     o an issue of shares or transfer of shares in the capital of TIWC, ClearWave, Holdings and TIW Czech can only be effected by a notarial deed;

     o in the event of an issue of new shares, the issuing company must always be a party to the notarial deed of issue;

     o in the event of a transfer of shares, the rights attached to the shares (such as voting rights and distribution rights) can, unless the company whose shares are being transferred is a party to the deed of transfer, only be exercised after the company has acknowledged the transfer of the shares or the deed of transfer has been served (betekend) upon the company;

     o each of the board of managing directors of TIWC, ClearWave, Holdings and TIW Czech has an obligation to keep the Shareholders' Registers up to date;

We note that under the laws of the Netherlands Antilles:

     o the transfer of shares in the capital of TAC can only be effected by serving (betekenen) the deed of transfer upon TAC, or by written acknowledgement thereof by TAC;

     o until the shares are fully paid-up, each of the board of managing directors of TAC has an obligation to keep the Shareholders' Registers up to date.

                                   SCHEDULE VI

SELLING SHAREHOLDER COUNSEL OPINIONS

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

               (s) The Selling Shareholder has been duly constituted and is validly existing as a legal person or entity, in good standing under the laws governing its constitution, with the requisite power and authority to own the Shares being sold by it pursuant to the Agreement.

               (t) The Selling Shareholder has been duly authorized to enter into, execute and deliver the Agreement. The Agreement has been duly executed and delivered by the Selling Shareholder and, assuming due authorization, execution, delivery and performance by the other parties thereto, constitutes the valid and legally binding obligation of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms, subject to [CUSTOMARY QUALIFICATIONS].

               (u) The execution and delivery by the Selling Shareholder of the Agreement, the compliance by the Selling Shareholder with its obligations thereunder and the sale by the Selling Shareholder of the Shares to the Underwriters thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the charter, bylaws or similar organizational documents of the Selling Shareholder and no consent, approval, authorization, order, registration or qualification of or with any person, court or governmental agency or body is required for the sale of the Shares or the consummation by the Selling Shareholder of the transactions contemplated by the Agreement, other than as have been obtained.